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                                                                    Exhibit 10.2



                      ANSWERTHINK CONSULTING GROUP, INC.

                           SERIES A PREFERRED STOCK

                              PURCHASE AGREEMENT

                               February 24, 1998
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                              SERIES A PREFERRED
                           STOCK PURCHASE AGREEMENT
                           ------------------------

     THIS STOCK PURCHASE AGREEMENT is made as of the 24th day of February, 1998, by and among (i) AnswerThink Consulting Group, Inc., a Florida corporation (the "Company"), and (ii) Golder, Thoma, Cressey, Rauner Fund V, L.P., a Delaware limited partnership, GTCR Associates V, a Delaware general partnership, MG Capital Partners II, LP, a Delaware limited partnership, and Miller Capital Management, Inc., and each investor in Gator Associates, Ltd., a Florida limited partnership ("Gator") and Tara Ventures, Ltd., a British Virgin Islands corporation ("Tara"), who elects to exercise his, her or its preemptive rights (each of which is herein referred to as an "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Sale and Issuance of Series A Preferred Stock.  Subject to the
               ---------------------------------------------
terms and conditions of this Agreement, each Investor agrees, severally, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Investor at the Closing, the following number of shares of the Company's Series A Preferred Stock, $.001 par value (the "Investor Stock") for the purchase price of $3.00 per share (the "Purchase Price"): (i) an aggregate of 100,000 shares to Golder, Thoma, Cressey, Rauner Fund V, L.P. ("GTCRV"), GTCR Associates V and MG Capital Partners II, LP ("MG") and (ii) an aggregate of 100,000 shares to Miller Capital Management, Inc. and each investor in Gator and Tara who elects to exercise his, her or its preemptive rights.

          1.2  Closing. The purchase and sale shall take place at the offices of
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Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., 1221 Brickell Avenue,
Miami, Florida 33131 on or before February 24, 1998 (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor certificates representing the Investor Stock that such Investor is purchasing against payment of the purchase price therefor by check or wire transfer.

     2.   Joinder of Shareholders Agreement and Registration Agreement.  By
          ------------------------------------------------------------
execution hereof, Miller Capital Management, Inc. agrees to be bound by the provisions of the Shareholders Agreement (the "Shareholders Agreement") dated as of April 23, 1997, by and among the Company and the shareholders of the Company from time to time a party to thereto, initially including GTCRV, MG, Gator Associates, Ltd., a Florida limited partnership ("Gator"), and Tara Ventures, Ltd., a British Virgin Islands corporation ("Tara") and each of the individuals listed on the signature page thereto; and the Registration Agreement (the "Registration Agreement") dated as of April 23, 1997, by and among the Company and the shareholders of the Company from time to time a party to thereto, initially including, GTCRV, MG, Gator and Tara and each of the individuals listed on the signature page thereto; and as if Miller Capital Management, Inc. was a "Shareholder" and an "Executive", as such terms are defined therein.

     3.   Covenants. Each Investor shall be deemed a "Purchaser" for purposes of
          ---------
Section 3 of the Purchase Agreement (the "Purchase Agreement") dated as of April 23, 1997, by and among the Company and the shareholders of the Company from time to time a party to thereto, initially including, GTCRV, MG, Gator and Tara and each of the individuals listed on the signature page thereto.

     4.   Transfer of Investor Stock.  Each of the shares of Investor Stock are
          --------------------------
deemed Investor Stock and Restricted Securities and subject to the terms and conditions of Section 4 of the Purchase Agreement.

     5.   Representations and Warranties of the Company.  As a material
          ---------------------------------------------
inducement to each Investor to enter into this Agreement and purchase the Investor Stock, the Company hereby represents and warrants to such Investor that:
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          5.1  Organization and Corporate Power.  The Company is a corporation
               --------------------------------
duly organized, validly existing and in good standing under the laws of Florida, and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

          5.2  Capital Stock and Related Matters. The authorized capital stock
               ---------------------------------
of the Company consists of 100,000,000 shares of Common Stock $0.001 per share and 7,200,000 shares of Preferred Stock, $0.001 par value per share. As of December 31, 1997, (i) 46,872,179.88 shares of Common Stock were outstanding,
(ii) 3,346,731.97 shares of Preferred Stock were outstanding (3,653,265.87 shares of previously issued preferred stock have been converted into common stock) and (iii) 1,387,812 options to purchase shares of Common Stock have been granted pursuant to the Company's 1997 Stock Option Plan. All outstanding shares of capital stock of the Company and all shares which may be issued pursuant to this Agreement will be, when issued in accordance with the terms hereof, duly authorized, validly issued, fully paid and nonassessable.

          5.3  Subsidiaries; Investments.  The Company does not own or hold any
               -------------------------
shares of stock or any other security or interest in any other Person or any rights to acquire any such security or interest, except for The Hackett Group, Inc., an Ohio corporation and Delphi Partners, Inc., a New Jersey corporation.

          5.4  Authorization; No Breach.  The execution, delivery and
               ------------------------
performance of this Agreement has been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Investor Stock hereunder, and the operation by the Company of its business and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Articles of Incorporation or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it or any of the Executives is bound, including, without limitation, to the Company's knowledge, any agreement, document or instrument with KPMG Peat Marwick.

          5.5  Brokerage.  There are no claims for brokerage commissions,
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finders fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, attorneys fees and out-of-pocket expenses) arising in connection with any such claim.

          5.6  Governmental Consent, etc.  No permit, consent, approval or
               --------------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

          5.7  Compliance with Agreements.  Except for (i) certain payments due
               ---------------------------
on January 22, 1998 pursuant to the Employment Agreement with Gregory Hackett, dated October 13, 1997, which are currently being renegotiated and (ii) the provision which requires the Company to purchase key man

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insurance on Ted A. Fernandez, the Company is in compliance, in all material respects, with the Revolving Credit Agreement with BankBoston, N.A., dated November 7, 1997 (the "Credit Agreement") and the Purchase Agreement, and no default or event of default exists with respect to the Credit Agreement.

     6.   Miscellaneous.
          -------------

          6.1  Expenses.  The Company agrees to pay, and hold each Investor and
               --------
all holders of Investor Stock harmless against liability for the payment of, (i) the fees and expenses incurred with respect to the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby and any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, (ii) stamp and other taxes, which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Investor Stock purchased hereunder, and
(iii) the fees and expenses incurred with respect to the interpretation or enforcement of the rights granted under this Agreement.

          6.2  Remedies.  Each holder of Investor Stock shall have all rights
               --------
and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          6.3  Investor's Investment Representations.  By its acquisition
               -------------------------------------
thereof, each purchaser of Investor Stock hereby represents that (i) the Investor Stock to be acquired by such purchaser pursuant to this Agreement will be acquired for such purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Investor Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws;
(ii) such purchaser is an "accredited investor" and a sophisticated investor for purposes of applicable foreign and U.S. federal and state securities laws and regulations and is able to evaluate the risks and benefits of the investment in the Investor Stock; (iii) such purchaser is able to bear the economic risk of his investment in the Investor Stock for an indefinite period of time because the Investor Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available; (iv) such purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Investor Stock and has had full access to such other information concerning the Company as it requested; and (v) this Agreement and each of the other agreements contemplated hereby constitutes (or will constitute) the legal, valid and binding obligation of such purchaser, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by such purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such purchaser is a party or any judgment, order or decree to which such purchaser is subject. Notwithstanding the foregoing, nothing contained herein shall prevent such purchaser and subsequent holders of Investor Stock from transferring such securities in compliance with the provisions of Section 4 of the Purchase Agreement. Each certificate for Investor Stock shall be imprinted with a legend in substantially the following form:

          "The securities represented by this certificate were originally issued on February ___, 1998, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Series A Preferred Stock Purchaser Agreement, dated as of February __, 1998, between the issuer (the "Company") and a certain investor, and the Company reserves the right to refuse the transfer of such securities until

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

          such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          6.4  Consent to Amendments.  Except as otherwise expressly provided
               ---------------------
herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of 70% of the Investor Stock. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Articles of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

          6.5  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Investor or on its behalf.

          6.6  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Investor's benefit as a purchaser or holder of Investor Stock are also for the benefit of, and enforceable by, any subsequent holder of such Investor Stock. The rights and obligations of GTCR V under this agreement and the agreements contemplated hereby may be assigned by GTCR V at any time, in whole or in part, to any investment fund managed by Golder, Thoma, Cressey, Rauner, Inc., or any successor thereto.

          6.7  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          6.8  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          6.9  Descriptive Headings; Interpretation.  The descriptive headings
               ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          6.10 Governing Law.  This Agreement shall be governed by and
               -------------
construed under the laws of the State of Florida.

          6.11 Notices.  All notices, demands or other communications to be
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given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and posted prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on Exhibit A and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

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

          6.12  Indemnification.  In consideration of the execution and delivery
                ---------------
of this Agreement by the Investor and the purchase of Convertible Preferred hereunder, the Company will indemnify and hold harmless each Investor and each of its present and former respective officers, directors, members, employees, partners and agents and Affiliates of each of the foregoing (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages, expenses (irrespective of whether such Indemnitee is a party to the action for which indemnification hereunder is sought), including attorney fees and disbursements (collectively, the "Indemnified Liabilities") incurred by any Indemnitee arising out of or relating to the breach of the representations and warranties contained in Section 5.4 hereof (including, without limitation, economic losses in its capacity as a shareholder of the Company). If and to the extent that the covenant included in this Paragraph 6.12 may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              ANSWERTHINK CONSULTING GROUP, INC.

                              By:/s/ Ted A. Fernandez
                                 --------------------------------------
                                 Ted  A. Fernandez
                                 Address:

                              INVESTORS:

                              GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.

                              By:  GTCRV, L.P.
                              Its: General Partner

                              By:  Golder Thoma, Cressey, Rauner, Inc.
                              Its: General Partner

                              By:/s/ William C. Kessinger
                                 --------------------------------------
                                 a Principal

                              GTCR ASSOCIATES V

                              By:  Golder, Thoma, Cressey, Rauner, Inc.
                              Its: Managing General Partner

                              By:/s/ William C. Kessinger
                                 --------------------------------------
                                 a Principal


                              MG CAPITAL PARTNERS II, LP

                              By:[Illegible Signature]
                                 --------------------------------------
                                 Its:Manager/Principal


                              MILLER CAPITAL MANAGEMENT, INC.

                              By:/s/ Edmund R. Miller
                                 --------------------------------------
                                 General Partner

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